UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2007

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On December 21, 2007, Pharmacyclics, Inc., a Delaware corporation (the "Registrant"), announced that it has received a non-approvable letter from the U.S. Food and Drug Administration (FDA) for the company's new drug application (NDA) for Xcytrin® (motexafin gadolinium) Injection for the treatment of non-small cell lung cancer (NSCLC) patients with brain metastases. The NDA for use of Xcytrin in combination with whole brain radiation therapy (WBRT) was filed with the FDA in April 2007.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated December 21, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.
Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated December 21, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 24, 2007

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated December 21, 2007. PDF

         PDF    Also provided in PDF as a courtesy.